UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  October 28, 2010

SMURFIT-STONE CONTAINER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-03439	36-2041256
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

222 N. LaSalle Street

Chicago, Illinois 60601

(Address of principal executive offices) (Zip Code)

(312) 346-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act.

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2010, Smurfit-Stone Container Corporation (the “Company”) issued a press release announcing that Craig A. Hunt, has been promoted to serve as the Company’s Chief Administrative Officer and General Counsel, effective November 1, 2010.

Pursuant to his new position, Mr. Hunt will receive an increase to his annual base salary from $408,500 to $460,000. The remaining terms of Mr. Hunt’s employment agreement remain unchanged. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release of Smurfit-Stone Container Corporation dated October 28, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 1, 2010

SMURFIT-STONE CONTAINER CORPORATION

		By:	/s/ Patrick J. Moore
		Name:	Patrick J. Moore
		Title:	Chief Executive Officer